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                                                                    EXHIBIT 99.1



                   POWERBRIEF(TM) ANNOUNCES MANAGEMENT CHANGES
             TO SOLIDIFY LEADERSHIP IN LEGAL TECHNOLOGY INNOVATION

HOUSTON - JUNE 4, 2001 - PowerBrief, Inc. (OTCBB: PWRB), developer of the first integrated, end-to-end technology solution for legal professionals, today announced management changes that position the Company for accelerated growth in its new stage of maturity as a publicly-held company with a newly-released, revenue-producing product.

         Scott J. Hancock, who is currently a director of the Company, has been named Chairman of the PowerBrief Board of Directors. He is a partner of Oak Hill Capital Management, Inc., which through related entities is a PowerBrief investor.

         James C. Green, Chief Executive Officer at PowerBrief, will assume the additional responsibilities of President as Robb Ohnesorge, PowerBrief co-founder, President and General Counsel, becomes PowerBrief's Strategic Alliances Consultant.

         Development strategist John Varkey joins PowerBrief as Chief Technology Officer. Varkey was previously Senior Vice President of Technology at CompuBank, an online banking services provider that was recently acquired by NetBank. With broad experience that also includes work as Director of Information Technology at Dealer Solutions (now ADP Dealer Solutions) and in Andersen Consulting's Global Management and Technology Consulting Group, Varkey is an accomplished manager of technology solutions development in high-growth environments. Mark Foster, who previously served as PowerBrief's Chief Technology Officer, will continue to provide PowerBrief with technical design innovations as a Technology Consultant.

         PowerBrief co-founder Wade Bennett will capitalize on his successful track record in new business acquisition as PowerBrief's Vice President of Business Development.

         "In only two years, the PowerBrief product has emerged from the drawing board to the board room, with more than 128 corporate legal departments and outside law firms using PowerBrief to streamline the manner in which they practice law," said Mr. Green. "We salute those who made this vision a reality, and we are confident that recent management additions and changes will enable us to leverage individual strengths and seize PowerBrief's momentum as a legal technology innovator."

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PowerBrief Announces Management Changes

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ABOUT POWERBRIEF

PowerBrief, Inc. (OTCBB: PWRB) serves the legal community by providing a secure, Internet-based platform for tightly integrated case management, including document and discovery management. PowerBrief features a suite of applications that dramatically improve collaboration, efficiency, risk management and client advocacy. PowerBrief hosts its ASP offering with Intel(R) Online Services, Inc. In February 2001, the Company merged with Integrated Orthopaedics, Inc., gaining additional capital and shareholders. Additional information about PowerBrief can be found at the Company's website, www.PowerBrief.com, or by calling
(800)490-9041.

                                      # # #

This announcement contains forward-looking statements about PowerBrief, Inc. that involve risks and uncertainties. These forward-looking statements are developed by combining currently available information with PowerBrief's beliefs and assumptions. These statements often contain words like will, believe, expect, anticipate, intend, contemplate, seek, plan, estimate or similar expressions. Forward-looking statements do not guarantee future performance. These statements are made under the protection afforded them by Section 21E of the Securities Exchange Act of 1934. Because PowerBrief cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, PowerBrief's actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and assumptions that may affect PowerBrief, see IOI's 1999 Annual Report on Form 10-KSB and registration statement and proxy statement. Such documents can be obtained for free through the website maintained by the Securities and Exchange Commission at www.sec.gov.


CONTACT:

Ernest D. Rapp, Executive Vice President and Treasurer
713/586-4600
erapp@powerbrief.com